SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  June 22, 2000


                         WESTERFED FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)



   Delaware                         0-22772                        81-0487794
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(State or other              (Commission File No.)               (IRS Employer
 jurisdiction of                                                 Identification
 incorporation)                                                      Number)


   110 East Broadway, Missoula, Montana                                59802
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code:              (406) 721-5254
--------------------------------------------------------------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.      OTHER EVENTS

             On June 22, 2000 the Registrant issued the press release attached as Exhibit 99.1.


Item 7.      FINANCIAL STATEMENTS AND EXHIBITS

             (a) Exhibits

                 99.1 Press Release dated June 22, 2000.




































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

                                   Signatures



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          WesterFed Financial Corporation



Date: August 2, 2000                       By: /s/ Ralph K. Holliday
      -----------------                       ---------------------------------

                                              Ralph K. Holliday
                                              President/Chief Executive Officer











































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